UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C.  20549

                       ____________________

                             FORM 8-K

                          CURRENT REPORT
              Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934


  Date of Report (Date of earliest event reported): July 3, 2003

                       EMPIRE RESORTS, INC.
      (Exact name of registrant as specified in its charter)

          Delaware                  1-12522        13-3714474
    (State or other jurisdiction  (Commission      (IRS Employer
          of incorporation)        File Number) Identification No.)

              Route 17B, Monticello, New York  12701
              Address of principal executive offices

Registrant's telephone number, including area code:
(845) 794-4100  ext 478

      ______________________________________________________
  (Former name or former address, if changed since last report.)

Item 2.  Acquisition or Disposition of Assets.

     On July 3, 2003, Empire Resorts, Inc. ("Empire") entered into a Securities Contribution Agreement (the "Agreement") with Catskill Development, L.L.C. ("Catskill"), Americas Tower Partners and BKB, LLC (Catskill, Americas Tower Partners and BKB, LLC are collectively referred to as the "Sellers"), pursuant to which the Sellers shall, subject to the terms and conditions of the Agreement, contribute their interests in Monticello Raceway Management, Inc., the manager of Monticello Raceway (the "Raceway"), as well as Monticello Casino Management LLC, Mohawk Management LLC, and Monticello Raceway Development, LLC, the exclusive holders of certain management and development rights with respect to various legalized gaming activities in Monticello, New York, to Empire in exchange for newly issued shares of Empire's common stock representing 80.25% of its common stock, on a fully diluted basis, immediately following the closing.

     The Agreement also calls for Empire to lease a 200 acre parcel at the Raceway site for 48 years. The lease provides for an annual rental payment of $1.8 million and annual increases to track the Consumer Price Index (the "CPI") in the region. During the first three years of the lease, Empire has an option to purchase the property for $36 million. The option purchase price is also subject to adjustment based on the CPI. A separate parcel adjacent to the Raceway is under contract to be sold to the United States of America in trust for the Cayuga Indian Nation of New York (the "Cayuga Nation") and is not included in the lease. This parcel consists of approximately 30 acres of land. If the sale on behalf of the Cayuga Nation is consummated prior to the exercise of the purchase option by Empire, Empire will receive a credit, equal to the net amount received by Catskill in connection with the sale, against the amount payable under its purchase option. If the Cayuga Nation transaction is not completed at the time the purchase option is exercised, the 30 acre parcel will be included in the property acquired under the option, subject to the provisions of the land purchase agreement with the Cayuga Nation and Empire will be entitled to receive the purchase price if the Cayuga Nation completes the sale.

     Closing of the transaction is subject to various conditions, including approval of the transaction by a Special Committee consisting of an independent Director of Empire and receipt of a fairness opinion from an independent investment banking firm, approval of the transaction by Empire's shareholders, consummation of the purchase of certain outstanding shares of Empire now owned by The Bryanston Group, Inc. pursuant to an agreement with Empire and various governmental filings and approvals in connection with the transaction.

     As a part of the transactions, certain claims relating to the circumstances involved in pending litigation between
Catskill, Mohawk Management, LLC and Monticello Raceway Development, LLC, and the proceeds of any settlement or judgment thereof are to be transferred to a litigation trust. Following the consolidation, Empire intends to make a pro-rata distribution to its shareholders of units representing their beneficial interest in the trust. Empire also intends to provide a line of credit for $2.5 million to be used to provide for the expenses of such trust, but will have no further interest in the outcome of such litigation.

     Item  7.         Financial Statements, Pro  Forma  Financial
Information and Exhibits.

          (c)              Exhibits.

          Exhibit      Description
          Number

          2.1 Securities Contribution Agreement, dated July 3, 2003, by and among Empire
                       Resorts,   Inc.,  Catskill   Development,
                       L.L.C., Americas Tower Partners and  BKB,
                       LLC

          *2.2 Required Consents and Approvals of Catskill Development, L.L.C., Monticello Raceway Management, Inc., Monticello
                       Casino    Management   LLC   and   Mohawk
                       Management LLC

          *2.3         Capitalization   of  Monticello   Raceway
                       Management,   Inc.,   Monticello   Casino
                       Management LLC and Mohawk Management LLC

          *2.4         Material Contracts of Monticello  Raceway
                       Management,   Inc.,   Monticello   Casino
                       Management LLC and Mohawk Management LLC

          *2.5         Proprietary Rights of Monticello  Raceway
                       Management,   Inc.,   Monticello   Casino
                       Management LLC and Mohawk Management LLC

          *2.6         Pending  and  threatened  litigation   of
                       Monticello   Raceway  Management,   Inc.,
                       Monticello  Casino  Management  LLC   and
                       Mohawk Management LLC

          *2.7         Required   Consents  and   Approvals   of
                       Monticello  Raceway Development  Company,
                       LLC,  Americas  Tower Partners  and  BKB,
                       LLC

          *2.8         Material Contracts of Monticello  Raceway
                       Development Company, LLC

          *2.9         Proprietary Rights of Monticello  Raceway
                       Development Company, LLC

          *2.10        Required   Consents  and   Approvals   of
                       Empire Resorts, Inc.

          *2.11        Shares of Common Stock to be Registered

          *2.12        Severance and Termination Commitments  of
                       Empire Resorts, Inc.

          *2.13        Bryanston Search Report

          *2.14        Form of Lease

          *2.15        Form of Affiliate Agreement

          *2.16        Form  of  Amendment  to  Empire  Resorts,
                       Inc.'s Bylaws

          *2.17        Form  of  Amendment  to  Empire  Resorts,
                       Inc.'s Certificate of Incorporation

          *2.18        Form of Counsel to Seller Opinion

          *2.19        Form of Counsel to Buyer Opinion

          *2.20        Form of Voting Agreement

          99.1         Joint  Press  Release  issued  by  Empire
                       Resorts,  Inc. and Catskill  Development,
                       LLC, dated July 8, 2003

     *Each of these exhibits is an attachment or schedule to the Securities Contribution Agreement listed as Exhibit 2.1 above. These exhibits have been omitted from this Form 8-K in accordance with Item 601(b)(2) of Regulation S-B, and Empire shall provide the Securities and Exchange Commission with copies of such exhibits upon request.

                            SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, Empire has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   EMPIRE RESORTS, INC.
Dated: July 10, 2003

                                   By  /s/ Robert A. Berman
                                       Robert A. Berman
                                       Chairman

                                                      EXHIBIT 2.1



           __________________________________________

                SECURITIES CONTRIBUTION AGREEMENT
           __________________________________________





                          BY AND AMONG

                      EMPIRE RESORTS, INC.

                  CATSKILL DEVELOPMENT, L.L.C.

                     AMERICAS TOWER PARTNERS

                               and

                            BKB, LLC





                    Dated as of July 3, 2003

                            ARTICLE I
                         THE TRANSACTION

 SECTION 1.1 THE CONTRIBUTION                                  3
 SECTION 1.2 CONSIDERATION                                     3
 SECTION 1.3 CLOSING                                           3

                           ARTICLE II
           REPRESENTATIONS AND WARRANTIES OF CATSKILL

 SECTION 2.1 CORPORATE EXISTENCE                               4
 SECTION 2.2 AUTHORIZATION; VALIDITY                           4
 SECTION 2.3 NO CONFLICT                                       4
 SECTION 2.4 CONSENTS AND APPROVALS                            4
 SECTION 2.5 CAPITALIZATION                                    4
 SECTION 2.6 SUBSIDIARIES                                      5
 SECTION 2.7 FINANCIAL STATEMENTS                              5
 SECTION 2.8 ABSENCE OF CERTAIN CHANGES AND EVENTS             5
 SECTION 2.9 MATERIAL CONTRACTS                                6
 SECTION 2.10 GENERAL                                          6

                           ARTICLE III
        REPRESENTATIONS AND WARRANTIES OF THE MRD MEMBERS

 SECTION 3.1 CORPORATE EXISTENCE                               8
 SECTION 3.2 AUTHORIZATION; VALIDITY                           8
 SECTION 3.3 NO CONFLICT                                       8
 SECTION 3.4 CONSENTS AND APPROVALS                            8
 SECTION 3.5 CAPITALIZATION                                    8
 SECTION 3.6 SUBSIDIARIES                                      9
 SECTION 3.7 INACTIVE ENTITY                                   9
 SECTION 3.8 MATERIAL CONTRACTS                                9
 SECTION 3.9 GENERAL                                           9

                           ARTICLE IV
            REPRESENTATIONS AND WARRANTIES OF EMPIRE

 SECTION 4.1 CORPORATE EXISTENCE                              10
 SECTION 4.2 AUTHORIZATION; VALIDITY                          10
 SECTION 4.3 NO CONFLICT                                      11
 SECTION 4.4 CONSENTS AND APPROVALS                           11
 SECTION 4.5 BROKERS                                          11
 SECTION 4.6 SEC REPORTS; FINANCIAL STATEMENTS                11
 SECTION 4.7 ABSENCE OF CERTAIN CHANGES AND EVENTS            12
 SECTION 4.8 CAPITALIZATION                                   13
 SECTION 4.9 VALID ISSUANCE OF EXCHANGE SHARES                14
 SECTION 4.10 NO UNDISCLOSED LIABILITIES                      14

 SECTION 4.11 BRYANSTON LITIGATION                            14
 SECTION 4.12 RECAPITALIZATION AGREEMENT                      15
 SECTION 4.13 TAXES                                           15
 SECTION 4.14 NO INVESTMENT COMPANY                           15
 SECTION 4.15 COMPLETE DISCLOSURE                             15

                            ARTICLE V
                            COVENANTS

 SECTION 5.1 ACCESS TO RECORDS                                17
 SECTION 5.2 REPRESENTATIONS AND WARRANTIES; COVENANTS        17
 SECTION 5.3 CONDUCT OF EMPIRE PRIOR TO CLOSING               17
 SECTION 5.4 CONDUCT OF TRANSFERRED COMPANIES PRIOR TO CLOSING19
 SECTION 5.5 COMMERCIALLY REASONABLE EFFORTS                  20
 SECTION 5.6 CATSKILL REDEMPTION                              20
 SECTION 5.7 FAIRNESS OPINION COOPERATION                     20
 SECTION 5.8 PREPARATION OF LITIGATION TRUST                  21
 SECTION 5.9 DUE AUTHORIZATION OF EXCHANGE SHARES             21
 SECTION 5.10 SECTION 351(A)                                  21
 SECTION 5.11 OFFICERS AND DIRECTORS                          21
 SECTION 5.12 EXECUTIVE EMPLOYMENT AGREEMENT                  21
 SECTION 5.13 GROUND LEASE                                    22

                           ARTICLE VI
REGISTRATION STATEMENT, STOCKHOLDER VOTE AND BRYANSTON REDEMPTION

 SECTION 6.1 REGISTRATION STATEMENT                           22
 SECTION 6.2 EXCHANGE SHARES LISTING                          23
 SECTION 6.3 STOCKHOLDER VOTE                                 23
 SECTION 6.4 BRYANSTON REDEMPTION                             23
 SECTION 6.5 AFFILIATE AGREEMENTS                             23

                           ARTICLE VII
                      CONDITIONS TO CLOSING

 SECTION 7.1 CONDITIONS TO THE OBLIGATIONS OF EACH PARTY      24
 SECTION 7.2 CONDITIONS TO THE OBLIGATIONS OF EMPIRE          25
 SECTION 7.3 CONDITIONS TO THE OBLIGATIONS OF THE TRANSFERORS 26

                          ARTICLE VIII
   SURVIVAL OF REPRESENTATIONS AND WARRANTIES; INDEMNIFICATION

 SECTION 8.1 SURVIVAL OF REPRESENTATIONS AND WARRANTIES       27
 SECTION 8.2 INDEMNIFICATION OF EMPIRE                        27
 SECTION 8.3 INDEMNIFICATION OF THE TRANSFERORS               28
 SECTION 8.4 INDEMNIFICATION PROCEDURE                        28

                           ARTICLE IX
                           TERMINATION

 SECTION 9.1 TERMINATION                                      30
 SECTION 9.2 EFFECT OF TERMINATION                            30

                            ARTICLE X
                          MISCELLANEOUS

 SECTION 10.1 NOTICES                                         30
 SECTION 10.2 SPECIFIC PERFORMANCE                            31
 SECTION 10.3 ANNOUNCEMENTS                                   32
 SECTION 10.4 ENTIRE AGREEMENT                                32
 SECTION 10.5 BINDING EFFECT, BENEFITS, ASSIGNMENTS           32
 SECTION 10.6 APPLICABLE LAW                                  32
 SECTION 10.7 JURISDICTION                                    32
 SECTION 10.8 SEVERABILITY                                    32
 SECTION 10.9 HEADINGS                                        33
 SECTION 10.10 PRONOUNS AND PLURALS                           33
 SECTION 10.11 COUNTERPARTS                                   33
 SECTION 10.12 REPRESENTATION BY COUNSEL; INTERPRETATION      33

                       INDEX OF SCHEDULES

 Schedule 2.4                   Catskill Consents and Approvals
 Schedule 2.5                     Catskill Subsidiary Interests
 Schedule 2.6                              Catskill Subsidiaries
 Schedule 2.9                        Catskill Material Contracts
 Schedule 2.10(a)                    Catskill Proprietary Rights
 Schedule 2.10(f)                 Catskill Litigation and Claims
 Schedule 3.4                         MRD Consents and Approvals
 Schedule 3.5                                 MRD Capitalization
 Schedule 3.8                             MRD Material Contracts
 Schedule 3.9(a)                          MRD Proprietary Rights
 Schedule 4.4                     Empire Consents and Approvals
 Schedule 4.8(c)         Shares of Common Stock to be Registered
 Schedule 5.3(f)     Empire Severance or Termination Commitments

                        INDEX OF EXHIBITS

 Exhibit A                               Bryanston Search Report
 Exhibit B                                         Form of Lease
 Exhibit C                           Form of Affiliate Agreement
 Exhibit D                           Form of Amendment to Bylaws
 Exhibit E     Form of Amendment to Certificate of Incorporation
 Exhibit F                     Form of Counsel to Seller Opinion
 Exhibit GForm of Olshan Grundman Frome Rosenzweig & Wolosky LLP Opinion
 Exhibit H                              Form of Voting Agreement


                     INDEX OF DEFINED TERMS

                                                             Page
 Affiliate Agreement                                          23
 Affiliates                                                   23
 Agreement                                                     1
 Alpha Monticello                                             15
 Breach                                                       27
 Bryanston                                                    15
 Catskill                                                      1
 Catskill Companies                                            1
 Catskill Company Material Contract                            5
 Catskill Financial Statements                                 5
 Catskill Members                                              1
 Catskill Redemption                                          20
 Catskill Related Agreements                                   3
 Catskill Subsidiary Interests                                 4
 Closing                                                       2
 Closing Date                                                  2
 Closing Time                                                  2
 Code                                                          1
 Common Stock                                                  1
 Common Stock Redemption                                      22
 Conflict                                                      3
 DGCL                                                         18
 Empire                                                        1
 Empire Consent                                               22
 Empire Financial Statements                                  11
 Empire Related Agreements                                    10
 Empire SEC Reports                                           11
 Empire Securities                                            14
 Employment Agreements                                        21
 Exchange Act                                                 11
 Exchange Shares                                               1
 GAAP                                                         11
 Governmental Entity                                           4
 Injured Party                                                28
 Interests                                                     1
 Land                                                         21
 Lease                                                        21
 Liabilities                                                   2
 Litigation                                                   20
 Losses                                                       27

 MCM                                                           1
 MM                                                            1
 MRD                                                           1
 MRD Interests                                                 8
 MRD Material Contract                                         8
 MRD Member                                                    1
 MRD Related Agreements                                        7
 MRM                                                           1
 NASD                                                         21
 Organizational Documents                                      3
 Other Party                                                  28
 Plaintiffs                                                   20
 Proceeds                                                     20
 Proprietary Rights                                            5
 Prospectus                                                   11
 Recapitalization Agreement                                   15
 Redemptions                                                  23
 Rule 145                                                     22
 S-4 Registration Statement                                   21
 SEC                                                          11
 Securities Act                                               11
 Series B Preferred Stock                                     13
 Series E Preferred Stock                                     13
 Subsidiary                                                    4
 Surviving Catskill Representations                           27
 Surviving Empire Representations                             27
 Surviving MRD Representations                                27
 Transaction                                                   2
 Transferors                                                   1
 Transferred Companies                                         1
 Trust                                                        20
 U.S. Attorney                                                15

                SECURITIES CONTRIBUTION AGREEMENT
     THIS SECURITIES CONTRIBUTION AGREEMENT (the "Agreement") is entered into as of this 3rd day of July, 2003 by and among Empire Resorts, Inc., a Delaware corporation (together with its successors and permitted assigns, "Empire"), Catskill Development, L.L.C., a New York limited liability company ("Catskill"), BKB, LLC, a New York limited liability company, Americas Tower Partners, a New York general partnership (BKB, LLC and Americas Tower Partners collectively, the "MRD Members".

                      W I T N E S S E T H:

     WHEREAS, Empire, Americas Tower Partners, Monticello Realty LLC, a Delaware limited liability company, Watertone Holdings L.P., a Delaware limited partnership, New York Gaming, LLC, a Georgia limited liability company, Fox-Hollow Lane LLC, a New York limited liability company, Shamrock Strategies, LLC, a Delaware limited liability company and Cliff Ehrlich (Empire, Americas Tower Partners, Monticello Realty LLC, Watertone Holdings L.P., New York Gaming, LLC, Fox-Hollow Lane LLC,
Shamrock Strategies, LLC, and Cliff Ehrlich collectively, (the "Catskill Members"), directly or indirectly, together own all of the issued and outstanding membership units of Catskill;

     WHEREAS, Empire and Catskill, directly or indirectly, together own all of the issued and outstanding membership units of both Monticello Casino Management, LLC, a New York limited liability company ("MCM"), and Mohawk Management LLC, a New York limited liability company ("MM"), and Catskill owns all of the issued and outstanding capital stock of Monticello Raceway Management, Inc., a New York corporation ("MRM" and together with MM and MCM, the "Catskill Companies");

     WHEREAS,  the  MRD  Members  (together  with  Catskill,  the
"Transferors") together own all of the issued and outstanding membership units of Monticello Raceway Development Company,
L.L.C., a New York limited liability company ("MRD");

     WHEREAS, the Board of Directors of Empire, the MRD Members and the Board of Directors of Catskill believe it to be in the best interest of their respective companies for the Catskill Companies and MRD (together, the "Transferred Companies") to become wholly owned subsidiaries of Empire;

     WHEREAS, the parties desire for each of the Transferred Companies to become such wholly owned subsidiaries of Empire by having the Transferors, subject to and in accordance with the terms and conditions set forth herein, contribute all of their membership interests or capital stock of the Transferred Companies (the "Interests"), as the case may be, to Empire, in exchange for that number of newly issued shares (the "Exchange Shares") of Empire's common stock, $.01 par value per share (the "Common Stock"), which shall represent 80.25% of Empire's Common Stock, on a fully-diluted basis, immediately following the Closing Time (as hereinafter defined); and

     WHEREAS, the parties to this Agreement intend for the above described contribution and exchange to qualify as a transaction described in Section 351(a) of the Internal Revenue Code of 1986, as amended (the "Code").

     NOW, THEREFORE, in consideration of the respective representations, warranties, agreements and covenants contained herein, and for such other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:


                         THE TRANSACTION
                        The Contribution
     . On the Closing Date (as hereinafter defined), and at the Closing Time, subject in all instances to each of the terms, conditions, provisions, and limitations contained in this Agreement, (i) the Transferors shall contribute, transfer, convey, and assign to Empire, free and clear of any and all liens and charges, and Empire shall acquire from the Transferors, their Interests, comprising, as to each such Transferor, its entire ownership interest in the Transferred Companies and (ii) Empire shall assume all liabilities of Catskill and the Transferred Companies (the "Liabilities") other than any mortgage currently encumbering the Land (as hereinafter defined), in exchange for the Exchange Shares, so that thereafter Empire shall become the sole holder of the Interests.

                          Consideration
     .   As  consideration  for  contributing  the  Interests  to
Empire, Catskill and the MRD Members shall be entitled to receive the Exchange Shares.

                             Closing.

          The closing of the transactions contemplated hereby (the "Closing") shall be held at the offices of Olshan Grundman Frome Rosenzweig & Wolosky LLP, located at 505 Park Avenue, 16th Floor, New York, New York 10022, as soon as practicable following the satisfaction or waiver of the conditions set forth in Article VII hereof (or such other date and place as the parties may mutually agree). The date on which the Closing actually occurs is hereinafter referred to as the "Closing Date" and the time at which the Closing occurs is hereinafter referred to as the "Closing Time." All events that are to occur at the Closing Time shall, for all purposes, be deemed to occur simultaneously, except to the extent, if at all, that a specific order of occurrence is otherwise described.
          On the Closing Date, and at the Closing Time, Empire shall deliver to each Transferor a certificate (or certificates), registered in the name of such Transferor or its nominee, representing that number of Exchange Shares to be received by it pursuant to Section 1.2, and each Transferor shall deliver to Empire one or more limited liability company interest certificates and/or stock certificates, as the case may be, or such other evidence of ownership that is reasonably satisfactory to Empire and its counsel, representing all of such Transferor's Interests, accompanied by a duly executed transfer instrument in form and substance mutually satisfactory to the parties (this exchange, together with all other related transactions provided for in this Agreement are collectively referred to herein as the "Transaction"). For the avoidance of doubt, to the extent the Transferors' ownership interests in the Transferred Companies are not certificated on the Closing Date, this Section 1.3(b) does not create an obligation on part of any of the Transferors to certificate such ownership interests.

           REPRESENTATIONS AND WARRANTIES OF CATSKILL
     Catskill, recognizing that Empire is relying on the contents of this Article II as a material inducement to its execution, delivery and performance of this Agreement, hereby represents and warrants to its knowledge and without independent investigation, except for the representations and warranties in Section 2.5(b) which shall not be subject to such qualification as to knowledge, to Empire as follows:

                       Corporate Existence.
Each of the Catskill Companies is a corporation, limited liability company, partnership or other legal entity duly organized, validly existing and in good standing under the laws of the State of New York, possessing the requisite power and authority to own, operate and lease its properties and assets, and to carry on its business as now and as currently proposed to be conducted. True and accurate copies of the bylaws, certificate of incorporation, or such other constitutive documents (together, the "Organizational Documents") of the Catskill Companies, each as amended and in effect on and as of the Closing, have been delivered to Empire.

                     Authorization; Validity.
Catskill has all requisite power and authority to  enter
into this Agreement and all other documents and instruments required to be executed by it in connection with the Transaction (collectively, the "Catskill Related Agreements"). The execution and delivery of this Agreement and the Catskill Related Agreements and the consummation of the Transaction have been duly authorized by all necessary action, corporate, partnership, limited liability company or otherwise and no further action is required on the part of Catskill to authorize the execution and delivery of this Agreement, the Catskill Related Agreements applicable to it and the portion of the Transaction applicable to it. This Agreement and the Catskill Related Agreements have been duly executed and delivered by Catskill and the Catskill Members, as the case may be, and, assuming the due authorization, execution and delivery by the other parties hereto and thereto, constitute a valid and binding obligation of Catskill enforceable in accordance with their respective terms, subject to the laws of general application relating to bankruptcy, insolvency and the relief of debtors and the rules of law governing specific performance, injunctive relief or other equitable remedies.

                           No Conflict.
The  execution  and delivery of this Agreement  and  any
Catskill Related Agreement by Catskill does not, and the consummation of the Transaction will not, conflict with, or result in any violation of, or default under (with or without notice or lapse of time, or both), or give rise to a right of termination, cancellation, modification or acceleration of any obligation or loss of any benefit under (any such event, a "Conflict") (a) any provision of Catskill's or the Catskill Companies' Organizational Documents, (b) any mortgage, indenture, lease, contract or other agreement or instrument or permit, concession, franchise or license to which Catskill or the Catskill Companies is subject, or (c) any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Catskill or the Catskill Companies.

                     Consents and Approvals.
Except as set forth on Schedule 2.4 attached hereto  and
made a part hereof, no consent, waiver, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other federal, state, county, local or foreign governmental authority, instrumentality, agency or commission (a "Governmental Entity") or other third party, including a party to any agreement with Catskill or the Catskill Companies (so as not to trigger a Conflict), is required by or with respect to Catskill or the Catskill Companies in connection with the execution and delivery of this Agreement and the Catskill Related Agreements or for consummation of the Transaction, except for such consents, waivers, approvals, orders, authorizations, registrations, declarations and filings as may be required under applicable securities laws.

                         Capitalization.

          The equity interests of the Catskill Companies, listed on Schedule 2.5 attached hereto and made a part hereof are held by Catskill (collectively referred to herein as the "Catskill Subsidiary Interests"). The Catskill Subsidiary Interests are duly authorized, validly issued, fully paid and nonassessable and are not subject to any preemptive right, whether created by statute, the Catskill Companies' Organizational Documents or any agreement to which Catskill or the Catskill Companies is a party or by which it is bound, and such Catskill Subsidiary Interests have been issued in compliance with all federal and state securities laws. There are no declared or unpaid accrued dividends with respect to any of the Catskill Subsidiary Interests.
          Catskill represents and warrants to Empire that (i) Catskill holds no other equity securities, or securities convertible into, exchangeable for, exercisable for or in any other way evidencing the right to receive equity securities of any of the Catskill Companies, authorized, issued or outstanding other than the Catskill Subsidiary Interests, (ii) Catskill owns the Catskill Subsidiary Interests set forth opposite its name on Schedule 2.5 (which Catskill Subsidiary Interests are to be transferred to Empire at the Closing, except to the extent of that certain number of shares of MRM common stock, no par value per share, to be transferred to Empire in accordance with the terms of the Catskill Redemption) free and clear of any and all liens, claims, encumbrances, and rights of others; and
     (iii) Catskill is authorized and entitled to sell, transfer and convey to Empire free and clear title to the Catskill Subsidiary Interests, without any further approval or authorization being required, other than approval by the Catskill Members that are Voting Members (as such term is defined in the First Amended and Restated Operating Agreement of Catskill, dated January 1, 1999), the Catskill Companies and, with respect to MRM, by the New York State Race and Wagering Board.
                          Subsidiaries.
Except  for  the Catskill Companies and as  provided  on
Schedule 2.6 attached hereto and made a part hereof, Catskill has
no   Subsidiaries.    As  used  in  this  Agreement,   the   word
"Subsidiary" when used with respect to any party shall  mean  any
corporation,   partnership   or   other   organization,   whether
incorporated or unincorporated, of which at least a majority of the securities or other interests having by their terms voting power to elect a majority of the Board of Directors or others performing similar functions with respect to such corporation or other organization is directly or indirectly beneficially owned or controlled by such party or by any one or more of its
subsidiaries,  or  by  such  party  and  one  or  more   of   its
subsidiaries.

                      Financial Statements.
Catskill has delivered to Empire true and complete copies of the balance sheet and income statement for the Catskill Companies for the year ended December 31, 2002 and for the three month period ended March 31, 2003 (collectively, the "Catskill Financial Statements"). The Catskill Financial Statements (a) are true, correct and complete, (b) are in accordance with the books and records of the Catskill Companies and (c) fairly, completely and accurately present the financial position of the Catskill Companies at the dates specified and the results of their operations for the periods covered.

              Absence of Certain Changes and Events.
Except as expressly contemplated by this Agreement, since
March 31, 2003 the Catskill Companies have conducted their businesses only in the ordinary course, and there has not been:

          any event, occurrence or development of a state of circumstances or facts that could reasonably be expected to result in a material adverse effect to the business, properties, prospects or financial condition of the Catskill Companies;
          any incurrence, assumption or guarantee by the Catskill Companies of any indebtedness for borrowed money other than in the ordinary course of business and in amounts and on terms consistent with past practices;
          any (i) grant of any material severance or termination pay to any director, officer or employee of the Catskill Companies, (ii) entering into of any material employment, deferred compensation or other similar agreement (or any amendment to any such existing agreement) with any director, manager, officer or other employee of the Catskill Companies, or (iii) other than in the ordinary course of business and consistent with past practices, material increase in compensation, bonus or other benefits payable to directors, managers, officers or other employees of the Catskill Companies; or
          any agreement or commitment obligating the Catskill Companies to do any of the things described in clauses (a) through (c).
                       Material Contracts.
Except as set forth on Schedule 2.9 attached hereto  and
made a part hereof, none of the Catskill Companies is a party to or bound by any contract which has a term in excess of one year and will result in payments in excess of $100,000 over any 12 month period other than (a) contracts entered into in the ordinary course of business and (b) contracts cancelable upon not more than 30 days' notice (each such contract a "Catskill Company Material Contract").

                             General.

          Except as set forth on Schedule 2.10(a), each Catskill Company possesses full ownership of, or adequate and licenses or other rights to use all trade secrets, copyrights, patents, trademarks, service marks, customer lists, and all similar types of intangible property developed, created, registered in the name of, or owned by it or used by it in connection with its business ("Proprietary Rights").
          Except as described on the Catskill Financial Statements, no Catskill Company has any material debts, liabilities or obligations of any kind, whether accrued, absolute, contingent or other, whether due or to become due, except as incurred in the ordinary course of business.
          No Catskill Company is in material violation of any provision of its Organizational Documents, each as amended and in effect on and as of the Closing, or in any material respect of any provision of any agreement, instrument or contract to which it is a party or by which it is bound.
          No Catskill Company is in breach of or in default under any Catskill Company Material Contract, and no other party to any such Catskill Company Material Contract is in breach of or in default thereunder (and no event has occurred which with notice or the lapse of time or both would constitute a default or violation), except such defaults which, singly or in the aggregate, could not reasonably be expected to result in a material adverse effect to the business, properties, prospects or financial condition of such Catskill Company.
          Each Catskill Company is in substantial compliance with, and has not received notice of any material violation of, any law or regulation applicable to its operations, including, without limitation, the use of any premises occupied by it, or with respect to which compliance is a condition of engaging in any aspect of its business, and each Catskill Company has all permits, licenses, zoning rights, and other governmental authorizations necessary to conduct its business as presently conducted except where the failure to be in such compliance, or the failure to possess such permits, licenses, zoning rights and other governmental authorizations would not reasonably be expected to result in a material adverse effect to the business, properties, prospects or financial condition of such Catskill Company.
          Except as set forth on Schedule 2.10(f), there is no action, suit, claim or proceeding of any nature pending, or threatened, against the Catskill Companies, nor is there any reasonable basis therefor.
          Each Catskill Company has (i) filed all tax returns and reports as required by law (all of which are true and correct in all material respects), (ii) paid all material taxes and other assessments due, except those being contested by it in good faith, (iii) made adequate provisions on its books of account for all material taxes, assessments and governmental charges with respect to its business, properties and operations for each relevant period and (iv) withheld or collected from each payment made to its employees, the amount of all material taxes required to be withheld or collected therefrom and has paid the same to the proper tax receiving officers or authorized depositaries.
          No broker, finder, or investment banker is entitled to any brokerage, finder's, or other fee or commission in connection with this Agreement or the Transaction.
          Each Catskill Company has good, marketable, and insurable title, or valid, effective, and continuing leasehold rights in the case of leased property, to all real property (as to which, in the case of owned property, such title is fee simple) and all personal property owned or leased by it or used by it in the conduct of its business, free and clear of all liens, claims, encumbrances, and charges, except liens for taxes not yet due and minor imperfections of title and encumbrances, if any, which singly and in the aggregate are not substantial in amount and do not materially impair the use thereof.
          The business of each Catskill Company is not being conducted in violation of any applicable order, writ, judgment, injunction, decree, statute, ordinance, rule or regulation of any Governmental Entity, except such violations which, singly or in the aggregate, could not reasonably be expected to result in a material adverse effect to the business, properties, prospects or financial condition of such Catskill Company.
          There are no activities or controversies, including, without limitation, any labor organizing activities, election petitions or proceedings, unfair labor practice complaints, labor strikes, disputes, slowdowns, or work stoppages, pending or threatened, between the Catskill Companies and their respective employees except such activities or controversies which, singly or in the aggregate, would not reasonably be expected to result in a material adverse effect to the business, properties, prospects or financial condition of such Catskill Company.

        REPRESENTATIONS AND WARRANTIES OF THE MRD MEMBERS
     Each of the MRD Members, recognizing that Empire is relying on the contents of this Article III as a material inducement to its execution, delivery and performance of this Agreement, hereby represents and warrants to its knowledge, without independent investigation and severally and not jointly on an individual basis on its own behalf and not on behalf of any other MRD

Member,  except for the representations and warranties in Section
3.5(b) which shall not be subject to such qualification as to knowledge, to Empire as follows:

                       Corporate Existence.
MRD is a limited liability company, duly organized, validly existing and in good standing under the laws of the State of New York, possessing the requisite limited liability company power and authority to own, operate and lease its properties and assets, and to carry on its business as now and as currently proposed to be conducted. True and accurate copies of MRD's Organizational Documents have been delivered to Empire.

                     Authorization; Validity.
Each MRD Member has all requisite power and authority to
enter into this Agreement and all other documents and instruments required to be executed by it in connection with the Transaction (collectively, the "MRD Related Agreements"). The execution and delivery of this Agreement and the MRD Related Agreements and the consummation of the Transaction have been duly authorized by all necessary action, corporate, partnership, limited liability company or otherwise, and no further action is required on the part of the MRD Members to authorize this Agreement, the MRD Related Agreements applicable to it and the portion of the Transaction applicable to it. This Agreement and the MRD Related Agreements have been duly executed and delivered by the MRD Members, as the case may be, and, assuming the due authorization, execution and delivery by the other parties hereto and thereto, constitute a valid and binding obligation of the MRD Members, as the case may be, enforceable in accordance with their respective terms, subject to the laws of general application relating to bankruptcy, insolvency and the relief of debtors and the rules of law governing specific performance, injunctive relief or other equitable remedies.

                           No Conflict.
The execution and delivery of this Agreement and any MRD
Related Agreement by MRD or any MRD Members does not, and, the consummation of the Transaction will not result in a Conflict with (a) any provision of MRD's or the MRD Members' Organizational Documents, (b) any mortgage, indenture, lease, contract or other agreement or instrument or permit, concession, franchise or license to which MRD or any MRD Member is subject, or (c) any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to MRD or any MRD Member.

                     Consents and Approvals.
Except as set forth on Schedule 3.4 attached hereto and made a part hereof, no consent, waiver, approval, order or authorization of, or registration, declaration or filing with, any Governmental Entity or other third party, including a party to any agreement with MRD or any MRD Member (so as not to trigger a Conflict), is required by or with respect to MRD or any MRD Member in connection with the execution and delivery of this Agreement and the MRD Related Agreements or for consummation of the Transaction, except for such consents, waivers, approvals, orders, authorizations, registrations, declarations and filings as may be required under applicable securities laws.

                         Capitalization.

          The authorized equity securities of MRD consist of percentage membership interests (referred to herein as the "MRD Interests"), all of which are held by the MRD Members in the percentages as provided on Schedule 3.5 attached hereto and made a part hereof. The MRD Interests are duly authorized, validly issued, fully paid and nonassessable and are not subject to any preemptive right, whether created by statute, MRD's Organizational Documents or any agreement to which MRD is a party or by which it is bound, and such MRD Interests have been issued in compliance with all federal and state securities laws. There are no declared or accrued unpaid dividends with respect to any of the MRD Interests.
          Each of the MRD Members represents and warrants to Empire that (i) MRD has no other equity securities, or securities convertible into, exercisable for or in any other way evidencing the right to receive equity securities of MRD, authorized, issued or outstanding other than the MRD Interests held by the MRD Members, (ii) it owns the MRD Interests set forth opposite its name on Schedule 3.5 (which MRD Interests are to be transferred to Empire at the Closing) free and clear of any and all liens, claims, encumbrances, and rights of others; and (iii) it is authorized and entitled to sell, transfer and convey to Empire free and clear title to such MRD Interests, without any further approval or authorization being required.

                          Subsidiaries.

 MRD does not own or control, directly or indirectly, any equity interest in any other corporation, partnership, limited liability company, association or other business entity.

                         Inactive Entity.
MRD has no (a) employees, (b) material operations or (c), other than the contractual right to develop, manage and lease 229 acres of land in Monticello, New York, any assets.

                       Material Contracts.
Except as set forth on Schedule 3.8 attached hereto and made a part hereof, MRD is not a party to or bound by any contract which has a term in excess of one year and will result in payments in excess of $100,000 over any 12 month period other than (a) contracts entered into in the ordinary course of business and (b) contracts cancelable upon not more than 30 days' notice (each such contract, a "MRD Material Contract").

                             General.

          Except as set forth on Schedule 3.9(a), MRD possesses full ownership of, or adequate licenses or other rights to use (without payment) all of its Proprietary Rights.
          MRD has no material debts, liabilities or obligations of any kind, whether accrued, absolute, contingent or other, whether due or to become due, except as incurred in the ordinary course of business.
          MRD is not in material violation of any provision of its Organizational Documents, each as amended and in effect on and as of the Closing, or in any material respect of any provision of any agreement, instrument or contract to which it is a party or by which it is bound.
          MRD is not in breach of or in default under any MRD Material Contract, and no other party to any such MRD Material Contract is in breach of or in default thereunder (and no event has occurred which with notice or the lapse of time or both would constitute a default or violation), except such defaults which, singly or in the aggregate, could not reasonably be expected to result in a material adverse effect on the business, properties, prospects or financial condition of MRD.
          MRD is in substantial compliance with, and has not received notice of any material violation of, any law or regulation applicable to its operations, including, without limitation, the use of any premises occupied by it, or with respect to which compliance is a condition of engaging in any aspect of its business and MRD has all permits, licenses, zoning rights, and other governmental authorizations necessary to conduct its business as presently conducted except where the failure to be in such compliance, or the failure to possess such permits, licenses, zoning rights and other governmental authorizations would not reasonably be expected to result in a material adverse effect to the business, properties, prospects or financial condition of MRD.
          There is no action, suit, claim or proceeding of any nature pending, or threatened, against MRD, nor is there any reasonable basis therefor.
          MRD has (i) filed all tax returns and reports as required by law (all of which are true and correct in all material respects), (ii) paid all material taxes and other assessments due, except those being contested by it in good faith, (iii) made adequate provisions on its books of account for all material taxes, assessments and governmental charges with respect to its business, properties and operations for each relevant period and (iv) withheld or collected from each payment made to its employees, the amount of all material taxes required to be withheld or collected therefrom and has paid the same to the proper tax receiving officers or authorized depositaries.
          No broker, finder, or investment banker is entitled to any brokerage, finder's, or other fee or commission in connection with this Agreement or the Transaction.
          The business of MRD is not being conducted in violation of any applicable order, writ, judgment, injunction, decree, statute, ordinance, rule or regulation of any Governmental Entity, except such violations which, singly or in the aggregate, could not reasonably be expected to result in a material adverse effect on the business, properties, prospects or financial condition of MRD.

            REPRESENTATIONS AND WARRANTIES OF EMPIRE
     Empire, recognizing that the Transferors are relying on the contents of this Article IV as a material inducement to their execution, delivery and performance of this Agreement, hereby represents and warrants to the Transferors as follows:

                       Corporate Existence.
Empire is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, possessing the requisite power and authority to own, operate and lease its properties and assets and to carry on its business as now and as currently proposed to be conducted. Empire is duly qualified as a foreign corporation to do business, and is in good standing, in each jurisdiction where the character of the properties owned or leased by it, or the nature of its activities, is such that qualification as a foreign corporation in that jurisdiction is required by law. True and accurate copies of Empire's Organizational Documents have been delivered to the Transferors.

                     Authorization; Validity.
Empire has all requisite power and authority to enter into this Agreement and all other documents and instruments required to be executed by it in connection with the Transaction (collectively, the "Empire Related Agreements"). The execution and delivery of this Agreement and the Empire Related Agreements, the consummation of the Transaction and the issuance of the Exchange Shares in accordance with the Transaction have been duly authorized by all necessary action, corporate or otherwise, and no further action is required on the part of Empire to authorize the Agreement, the Empire Related Agreements, the Transaction and the issuance of the Exchange Shares in accordance with the Transaction, subject only to the approval and adoption of this

Agreement  and  the  Transaction by Empire's  stockholders.  This
Agreement and the Empire Related Agreements have been duly authorized and validly executed and delivered by Empire, and, assuming the due authorization, execution and delivery by the other parties hereto and thereto, constitute a valid and binding obligation of Empire, enforceable in accordance with their respective terms, subject to the laws of general application relating to bankruptcy, insolvency and the relief of debtors and the rules of law governing specific performance, injunctive relief or other equitable remedies.

                           No Conflict.
The execution and delivery of this Agreement and the Empire Related Agreements do not, and, the performance thereof by Empire and the consummation of the Transaction, will not result in a Conflict with (a) any provision of Empire's Organizational Documents, (b) any mortgage, indenture, lease, contract or other agreement or instrument or permit, concession, franchise or license to which Empire, its properties or its assets (including intangible assets) are subject, or (c) any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Empire, its properties or its assets.

                     Consents and Approvals.
Except as set forth on Schedule 4.4 attached hereto  and
made a part hereof, no consent, waiver, approval, order or authorization of, or registration, declaration or filing with, any Governmental Entity or other third party, including a party to any agreement with Empire (so as not to trigger a Conflict), is required by or with respect to Empire in connection with the execution and delivery of this Agreement and the Empire Related Agreements or for the performance hereof and thereof and for the consummation of the Transaction, except for such consents, waivers, approvals, orders, authorizations, registrations, declarations and filings as may be required under applicable securities laws.

                             Brokers.
No broker, finder, or investment banker is entitled to any brokerage, finder's, or other fee or commission in connection with this Agreement or the Transaction or any related transaction based upon any agreement, written or oral, made by or on behalf of Empire.

                SEC Reports; Financial Statements.
Empire   has   timely  filed  all   required   reports,
registration statements, proxy statements, forms and other documents with the Securities and Exchange Commission (the "SEC") since January 1, 2002 (as such documents have since the time of their filing been amended or supplemented, the "Empire SEC Reports"). As of their respective dates, each of the Empire SEC Reports (including any financial statements filed as a part thereof or incorporated by reference therein) complied in all material respects with all applicable requirements of the Securities Act of 1933, as amended (the "Securities Act"), or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as the case may be, each as in effect on the dates such Empire SEC Reports were filed. None of the Empire SEC Reports contained, when filed or at the time when they became effective, as the case may be, any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The consolidated financial statements of Empire and its Subsidiaries included in the Empire SEC Reports (the "Empire Financial Statements") comply as to form, as of their respective dates of filing with the SEC, in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto and fairly present, in conformity with generally accepted accounting principals ("GAAP") applied on a consistent basis throughout the relevant periods (except as may be indicated in the notes thereto and, except in the case of unaudited quarterly statements, as permitted by Form 10-QSB of the SEC), the consolidated financial position of Empire and its consolidated Subsidiaries as of the dates thereof and the consolidated results of their operations and changes in financial position and cash flows for the periods then ended (subject, in the case of unaudited interim financial statements, to normal year-end adjustments). The S-4 Registration Statement (as hereinafter defined) and the prospectus used in connection with the S-4 Registration Statement, and each amendment or supplement thereto (the "Prospectus"), as of the effective date of each S-4 Registration Statement and as of the dates of the effectiveness of any amendments thereto, and as of the filing date of each S-4 Registration Statement and each Prospectus and as of the filing dates of any supplements thereto, and as of the filing dates of any documents incorporated by reference therein, and as of the date a proxy or information statement of Empire containing the Prospectus included in the S-4 Registration Statement (or any amendment thereof or supplement thereto) is first mailed by Empire to its stockholders, and as of the date of the Empire Consent (as hereinafter defined) and as of the Closing Date, (i) will comply in all material respects with the requirements of the Securities Act, or the Exchange Act, as applicable, and the rules and regulations of the SEC thereunder and other applicable laws,
(ii) with respect to the S-4 Registration Statement, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties set forth in this sentence shall not be deemed to be breached as a result of any information in the S-4 Registration Statement or Prospectus furnished to Empire by the Transferors in writing expressly for use therein. The consolidated financial statements of Empire and its Subsidiaries to be included in the S-4 Registration Statements and the Prospectuses (including any financial statements filed as a part thereof or incorporated by reference therein) will comply as to form in all material respects with applicable accounting requirements of the SEC and with the published rules and regulations of the SEC with respect thereto and will be prepared in accordance with GAAP applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto). Any reference in this Section 4.6 to the S-4 Registration Statements or the Prospectuses as of any time shall be deemed to include any document incorporated, or deemed to be incorporated, therein by reference as of such time and any reference herein to any amendment to a S-4 Registration Statement or any supplement to a Prospectus as of any time shall be deemed to include any document incorporated, or deemed to be incorporated, therein by reference as of such time.

              Absence of Certain Changes and Events.
Except as expressly contemplated by this Agreement, since
March 31, 2003 Empire and each of its Subsidiaries have conducted their businesses only in the ordinary course, and there has not been:

          any event, occurrence or development of a state of circumstances or facts that could reasonably be expected to result in a material adverse effect to the business, properties, prospects or financial condition of Empire or any of its Subsidiaries;
          any declaration, payment or setting aside for payment of any dividends or other distribution (whether in cash, stock or other property) in respect of any capital stock of, or other membership or ownership interest in, or other equity securities, of Empire or any of its Subsidiaries;

          any redemption, repurchase or other acquisition, for any consideration, of any outstanding shares of capital stock of, or other membership or ownership interests in, or other equity securities, of Empire or any of its Subsidiaries, or any securities which are convertible into or exchangeable or exercisable therefor;
          any incurrence, assumption or guarantee by Empire or any of its Subsidiaries of any indebtedness for borrowed money other than in the ordinary course of business and in amounts and on terms consistent with past practices;
          any change in any method of accounting or accounting practice by Empire or any of its Subsidiaries, except such changes that are required by reason of a concurrent change in GAAP;
          any (i) grant of any material severance or termination pay to any director, officer or employee of Empire or any of its Subsidiaries, (ii) entering into of any material employment, deferred compensation or other similar agreement (or any amendment to any such existing agreement) with any director, manager, officer or other employee of Empire or any of its Subsidiaries or (iii) other than in the ordinary course of business and consistent with past practices, material increase in compensation, bonus or other benefits payable to directors, managers, officers or other employees of Empire or any of its Subsidiaries; or
          any agreement or commitment obligating Empire or any of its Subsidiaries to do any of the things described in clauses (a) through (f).

                         Capitalization.

          As of the date hereof, the authorized capital stock of Empire consists solely of:
75,000,000 shares of Common Stock, of which 5,355,241 are issued and outstanding;
821,496 shares of Series B Preferred Stock, $.01 par value per share (the "Series B Preferred Stock"), of which 44,258 are issued and outstanding;
137,889 shares of Series C Preferred Stock, $.01 par value per share, none of which are issued and outstanding;
4,000 shares of Series D Preferred Stock, $.01 par value per share, none of which are issued and outstanding;
1,730,697 shares of Series E Preferred Stock, $.01 par value per share (the "Series E Preferred Stock"), all of which are issued and outstanding;
2,305,918 shares of undesignated Preferred Stock, $.01 par value per share, none of which is issued and outstanding; and no shares of Common Stock were held as treasury shares.
          As of the date hereof, there are outstanding stock options to purchase an aggregate of 803,428 shares of Empire Common Stock (of which stock options to purchase an aggregate of 778,628 shares of Empire Common Stock are currently exercisable). As of the date hereof, (i) 803,428 shares of Common Stock were reserved for issuance upon exercise of outstanding options to acquire Common Stock (whether vested or unvested), and (ii) 35,407 shares of Common Stock were reserved for issuance pursuant to warrants, rights or other securities convertible into or exchangeable or exercisable for shares of Common Stock.
          All of the outstanding shares of capital stock of Empire have been duly authorized and validly issued and are fully paid and nonassessable. Except as set forth in this
     Section 4.8, as of the date hereof there are no outstanding
     (i) shares of capital stock or other voting securities of Empire, (ii) securities of Empire convertible into or exchangeable for shares of capital stock or voting securities of Empire (other than the shares of Series B Preferred Stock, which are convertible into shares of Empire Common Stock) or (iii) options or other rights to acquire from Empire, and no obligation of Empire to issue, any capital stock, voting securities or securities convertible into or exchangeable for capital stock or voting securities of Empire (other than the shares of Series B Preferred Stock, which are convertible into shares of Empire Common Stock). Except as set forth on Schedule 4.8(c) attached hereto and made a part herof or disclosed in the Empire SEC Reports (as hereinafter defined), there is no commitment by Empire to register with the SEC any shares of its capital stock. The securities described in Sections 4.8(a) and (b) above are collectively referred to herein as the "Empire Securities". Except pursuant to the terms of the Empire Securities and this Agreement, there are no outstanding obligations of Empire to repurchase, redeem or otherwise acquire any Empire Securities.
                Valid Issuance of Exchange Shares
     . The Exchange Shares have been duly authorized and validly reserved for issuance, and, when issued and delivered by Empire in accordance with the provisions of this Agreement, will (a) be duly authorized, validly issued, fully paid, and nonassessable and free of preemptive rights, and free and clear of all liens, claims, encumbrances, adverse interests of any kind and free of any restriction on transfer, other than restrictions on transfer under applicable federal and state securities laws, and (b) represent 80.25% of (i) Empire's issued and outstanding Common Stock, determined as of the Closing Date, on a fully diluted basis (full dilution for purposes of this Section shall include all shares of Common Stock, including shares of Common Stock held as treasury shares, shares of Common Stock reserved for issuance upon exercise of outstanding options to acquire Common Stock (whether vested or unvested) and shares of Common Stock reserved for issuance pursuant to warrants, rights or other securities convertible into or exchangeable or exercisable for shares of Common Stock) and (ii) the voting rights in Empire. The Exchange Shares will be issued in compliance with all applicable federal and state securities laws. Upon issuance and delivery of the Exchange Shares by Empire in accordance with the provisions of this Agreement and consummation of the Redemptions in accordance with the provisions of this Agreement, the authorized, issued and outstanding capital stock of Empire will consist solely of (i) shares of Common Stock and (ii) 44,258 shares of Series B Preferred Stock.

                   No Undisclosed Liabilities.
To the best of Empire's knowledge and belief, without independent investigation, except as set forth in and properly reserved against on the Empire Financial Statements, neither Empire nor any of its Subsidiaries has any material debts, liabilities or obligations of any kind, whether accrued, absolute, contingent or other, whether due or to become due, except as incurred in the ordinary course of business. None of the debts, liabilities or obligations described in the preceding sentence has had or could reasonably be expected to have, individually or in the aggregate, a material adverse effect on the business, properties, prospects or financial condition of Empire or any of its Subsidiaries. Neither Empire nor any of its Subsidiaries has any material debts, liabilities or obligations of any kind, whether accrued, absolute, contingent or other, whether due or to become due, unrelated to its respective business and operations as currently conducted.

                      Bryanston Litigation.
Except  as provided on that certain judgment,  suit  and
lien report prepared by the Corporation Research Company and attached hereto as Exhibit A, to the best of Empire's knowledge and belief, without independent investigation, there is no
outstanding   civil  judgment,  order,  decree,  stipulation   or
injunction  against  Stanley  Tollman,  Beatrice  Tollman,  Monty

Hundley  or  the  Bryanston Group, Inc.,  a  Georgia  corporation
("Bryanston"), in favor of the United States Attorney for the Southern District of New York (the "U.S. Attorney"), nor is any such civil action, suit or proceeding pending.

                   Recapitalization Agreement.
That  certain Recapitalization Agreement, dated December
10, 2002, by and between Empire, Alpha Monticello, Inc., a Delaware corporation ("Alpha Monticello"), Bryanston, Stanley Tollman, Beatrice Tollman and Monty Hundley (the "Recapitalization Agreement"), was duly authorized validly executed and delivered by Empire and Alpha Monticello, and, assuming the due authorization, execution and delivery by the other parties thereto, constitutes a valid and binding obligation of the parties thereto, enforceable in accordance with its terms, subject to the laws of general application relating to bankruptcy, insolvency and the relief of debtors and the rules of law governing specific performance, injunctive relief or other equitable remedies.

                              Taxes.
To the best of Empire's knowledge and belief, Empire has
(i) filed all tax returns and reports as required by law (all of which are true and correct in all material respects), (ii) paid all taxes and other assessments due, except those being contested by it in good faith, (iii) made adequate provisions on its books of account for all taxes, assessments and governmental charges with respect to its business, properties and operations for each relevant period and (iv) withheld or collected from each payment made to its employees, the amount of all taxes required to be withheld or collected therefrom and has paid the same to the proper tax receiving officers or authorized depositaries. None of Empire, any Subsidiary of Empire or to the knowledge of Empire, any of Empire's Affiliates has taken or agreed to take any action that would prevent the Transaction from qualifying as a contribution and exchange within the meaning of Section 351(a) of the Code. Empire is not aware of any agreement, plan or other circumstance that would prevent the Transaction from qualifying as a contribution and exchange within the meaning of Section 351(a) of the Code.

                      No Investment Company.
Empire  is  not  and,  after  giving  effect   to   the
Transaction, will not be an "investment company," as such term is defined in the Investment Company Act of 1940, as amended.

                       Complete Disclosure.
No representation or warranty made by Empire in this Agreement, and no exhibit, schedule, statement, certificate or other writing furnished to the Transferors, by or on behalf of Empire, pursuant to this Agreement, the Empire Related Agreements or in connection with the Transaction, contains or will contain, any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained herein and therein not misleading. Moreover, Empire has provided the Transferors with all information reasonably available to it that the Transferors have requested for deciding whether to invest in the Exchange Shares and all information which Empire believes is reasonably necessary to enable the Transferors to make such a decision. Empire has conducted its own independent investigation of the Transferred Companies, has been provided the opportunity to obtain information concerning the Transferred Companies and has had the opportunity to ask questions of, and receive answers from, the management of the Transferred Companies pertaining to the Transferred Companies. Empire is a sophisticated investor and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the Transaction. Empire understands and
is   able  to  bear  any  economic  risks  associated  with   the
Transaction.

                            COVENANTS
     The parties covenant as follows:

Access to Records.
Between the date of this Agreement and the Closing Time,
Empire shall and the Transferors shall cause the Transferred Companies to (a) afford each other and each other's representatives full and free access to each other's personnel, properties, contracts, books and records, and other documents and data, (b) furnish each other with copies of all such contracts, books and records, and other existing documents and data as may be reasonably requested, and (c) furnish each other with such additional financial, operating, and other data and information as may be reasonably requested.

            Representations and Warranties; Covenants.
Each of the parties hereto shall give prompt written notice to the other parties of (a) the occurrence or non-occurrence of any event, the occurrence or non-occurrence of which has caused or will likely cause any of its representations or warranties hereunder to be materially untrue and (b) any failure by it to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder; provided, however that the delivery of any notice pursuant to this Section 5.2 shall not limit or otherwise affect any party's right to rely on the representations and warranties herein or any of the remedies available to it.

               Conduct of Empire Prior to Closing.
Except  as  expressly contemplated  by  this  Agreement,
Empire covenants and agrees that, during the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement or the Closing Time, unless the Transferors shall otherwise agree in writing, Empire shall conduct its business only in, and Empire shall not take any action except, in the ordinary course of business and in a manner consistent with past practice; and Empire shall use all reasonable efforts to preserve substantially intact the business organization of Empire, to keep available the services of the present officers, employees and consultants of Empire and to preserve the present relationships of Empire with customers, suppliers and other persons with which Empire has significant business relations. By way of amplification and not limitation, except as contemplated by this Agreement, Empire shall not, during the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement or the Closing Time, directly or indirectly do, or agree to do, any of the following without the prior written consent of each
Transferor:

          amend or otherwise change its Organizational Documents; issue, sell, pledge, dispose of or encumber, or authorize the issuance, sale, pledge, disposition or encumbrance of, any shares of capital stock of any class, or any options, warrants, convertible securities or other rights of any kind to acquire any shares of capital stock, or any other ownership interest (including, without limitation, any phantom interest) in Empire (except for (i) the issuance of shares of Empire Common Stock issuable pursuant to stock options which are outstanding on the date hereof, (ii) grants of stock options under the Empire's existing stock option plans for the purchase of a maximum of 200,000 shares of Empire Common Stock and (iii) up to 1,000,000 shares of Empire Common Stock that may be issued pursuant to Empire's ongoing private placement offering);
          directly or indirectly sell, pledge, dispose of or encumber any assets of Empire (except for (i) sales of assets in the ordinary course of business and in a manner consistent with past practice, (ii) dispositions of obsolete or worthless assets, and (iii) sales of immaterial assets not in excess of $75,000 in the aggregate);

          (i)  declare,  set aside, make or pay any  dividend  or
     other distribution (whether in cash, stock or property or any combination thereof) in respect of any of its capital stock, (ii) split, combine, reclassify, subdivide or redeem, purchase or otherwise acquire, directly or indirectly, any of its capital stock or issue or authorize or propose the issuance of any other securities or property in respect of, in lieu of or in substitution for shares of its capital stock, or (iii) amend the terms or change the period of exercisability of, purchase, repurchase, redeem or otherwise acquire, any of its securities, including, without limitation, shares of Empire Common Stock or any option, warrant or right, directly or indirectly, to acquire shares of Empire Common Stock, or provide that upon the exercise or conversion of any such option, warrant or right the holder thereof shall receive cash, or propose to do any of the foregoing;
          (i) acquire (by merger, consolidation, or acquisition of stock or assets) any corporation, partnership or other business organization or division thereof; (ii) incur any indebtedness for borrowed money or issue any debt securities, or assume, guarantee or endorse or otherwise as an accommodation become responsible for, the obligations of any person or, except in the ordinary course of business consistent with past practice, make any loans or advances;
     (iii) enter into or amend any material contract or agreement; (iv) authorize any capital expenditures or purchase of fixed assets which are, in the aggregate, in excess of $100,000 for Empire; or (v) enter into or amend any contract, agreement, commitment or arrangement to effect any of the matters prohibited by this Section 5.3(e);
          except as may be required by contractual commitments or corporate policies with respect to severance or termination pay in existence on the date of this Agreement as disclosed on Schedule 5.3(f) hereto, increase the compensation payable or to become payable to its officers or employees, except for increases in salary or wages of employees of Empire who are not officers of Empire in the ordinary course of business  in  accordance with past practice,  or  grant  any severance or termination pay to, or enter into any employment or severance agreement with any director, officer or other employee of Empire, establish, adopt, enter into or amend any collective bargaining, bonus, profit sharing, thrift, compensation, stock option, restricted stock, pension, retirement, deferred compensation, employment, termination, severance or other plan, agreement, trust, fund, policy or arrangement for the benefit of any current or former directors, officers or employees, except, in each case, as may be required by law;
          pay, discharge or satisfy any claims, liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise), other than the payment, discharge or satisfaction in the ordinary course of business and consistent with past practice of liabilities reflected or reserved against in Empire's Financial Statements or incurred in the ordinary course of business and consistent with past practice;
          adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, or other reorganization;
          waive, release, assign, settle or compromise any material claims, or any material litigation or arbitration;
          make any material tax election or settle or compromise any material liability for taxes;
          take any action to exempt or make not subject to (i) the provisions of Section 203 of the Delaware General Corporation Law (the "DGCL"), or (ii) any other state takeover law or state law that purports to limit or restrict business combinations or the ability to acquire or vote shares; or
          take, or agree in writing or otherwise to take, any of the actions described in Sections 5.3 (a) through (k) above, or any action which would make any of the representations or warranties of Empire contained in this Agreement untrue or incorrect in any material respect or prevent Empire from performing or cause Empire not to perform its covenants hereunder.
        Conduct of Transferred Companies Prior to Closing.
Except as expressly contemplated by this Agreement, the Transferors covenant and agree that, during the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement or the Closing Time, unless Empire shall otherwise agree in writing, they shall cause the Transferred Companies to conduct their businesses only in, and the Transferors shall cause the Transferred Companies not take any action except in, the ordinary course of business and in a manner consistent with past practice; and the Transferors shall use all reasonable efforts to preserve substantially intact the business organization of the Transferred Companies, to keep available the services of the present officers, employees and consultants of the Transferred Companies and to preserve the present relationships of the Transferred Companies with customers, suppliers and other persons with which the Transferred Companies have significant business relations. By way of amplification and not limitation, except as contemplated by this Agreement, the Transferors shall cause the Transferred Companies not to, during the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement or the Closing Time, directly or indirectly do, or agree to do, any of the following without the prior written consent of Empire:

          amend   or   otherwise   change  their   Organizational
     Documents;
          issue, sell, pledge, dispose of or encumber, or authorize the issuance, sale, pledge, disposition or encumbrance of, any shares of capital stock of any class, or any options, warrants, convertible securities or other rights of any kind to acquire any shares of capital stock, or any other ownership interest (including, without limitation, any phantom interest) in the Transferred Companies;
          directly or indirectly sell, pledge, dispose of or encumber any assets of the Transferred Companies (except for
     (i) sales of assets in the ordinary course of business and in a manner consistent with past practice, (ii) dispositions of obsolete or worthless assets, and (iii) sales of immaterial assets not in excess of $50,000 in the aggregate);
          (i)  declare,  set aside, make or pay any  dividend  or
     other distribution (whether in cash, stock or property or any combination thereof) in respect of any of their capital stock, (ii) split, combine or reclassify any of their capital stock or issue or authorize or propose the issuance of any other securities or property in respect of, in lieu of or in substitution for shares of their capital stock, or
     (iii) amend the terms or change the period of exercisability of, purchase, repurchase, redeem or otherwise acquire, any of their securities, including, without limitation, the Interests or (to the extent issued) any option, warrant or right, directly or indirectly, to acquire Interests, or provide that upon the exercise or conversion of any such option, warrant or right the holder thereof shall receive cash, or propose to do any of the foregoing;
          (i) acquire (by merger, consolidation, or acquisition of stock or assets) any corporation, partnership or other business organization or division thereof; (ii) incur any indebtedness for borrowed money or issue any debt securities, or assume, guarantee or endorse or otherwise as an accommodation become responsible for, the obligations of any person or, except in the ordinary course of business consistent with past practice, make any loans or advances;
     (iii) enter into or amend any material contract or agreement; (iv) authorize any capital expenditures or purchase of fixed assets which are, in the aggregate, in excess of $100,000; or (v) enter into or amend any contract, agreement, commitment or arrangement to effect any of the matters prohibited by this Section 5.4(e);
          increase the compensation payable or to become payable to their officers or employees, except for increases in salary or wages of employees of the Transferred Companies who are not officers of the Transferred Companies in the ordinary course of business in accordance with past practice, or grant any severance or termination pay to, or enter into any employment or severance agreement with any director, officer or other employee of the Transferred
     Companies, establish, adopt, enter into or amend any collective bargaining, bonus, profit sharing, thrift, compensation, stock option, restricted stock, pension, retirement, deferred compensation, employment, termination, severance or other plan, agreement, trust, fund, policy or arrangement for the benefit of any current or former directors, officers or employees, except, in each case, as may be required by law;
          pay, discharge or satisfy any claims, liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise), other than the payment, discharge or satisfaction in the ordinary course of business and consistent with past practice of liabilities reflected or properly reserved against in the financial statements of the Transferred Companies or incurred by them in the ordinary course of business and consistent with past practice;
          adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, or other reorganization;
          waive, release, assign, settle or compromise any material claims, or any material litigation or arbitration;
          make any material tax election or settle or compromise any material liability for taxes; or
          take, or agree in writing or otherwise to take, any of the actions described in Sections 5.4(a) through (j) above, or any action which would make any of the representations or warranties of the Transferors contained in this Agreement untrue or incorrect in any material respect or prevent the Transferors from performing or cause the Transferors not to perform their covenants hereunder.

                 Commercially Reasonable Efforts.
Each of the parties hereto shall use its commercially reasonable efforts to take or cause to be taken all action, and to do or cause to be done all things necessary, proper or advisable to consummate the Transaction, including, without limitation, (a) obtaining all necessary consents, approvals and authorizations, (b) making all necessary filings and (c) delivering all required notices.

                       Catskill Redemption.
Prior to the Closing, Catskill shall have taken all actions necessary in order to redeem Empire's and Empire's
Subsidiaries' membership interest in Catskill in exchange for 40% of MRM on terms and conditions mutually satisfactory to the Catskill Members and Empire (the "Catskill Redemption").

                  Fairness Opinion Cooperation.
Each  of  the parties hereto shall cooperate  with  Kane
Reece Associates, Inc., the investment banking firm retained by the Special Committee of Empire's Board of Directors to evaluate the fairness of the Transaction to Empire and its stockholders from a financial point of view, in its preparation of a fairness opinion with respect to the Transaction.

                 Preparation of Litigation Trust.
Empire and Catskill shall and the Transferors shall cause
the Transferred Companies (each to the extent a party to the Litigation, the "Plaintiffs") to assign all of their claims under or related to the subject matter of the alienation and frustration of their agreements and business relations with the St. Regis Mohawk Tribe and their rights to any proceeds from any judgment or settlement that may arise from any litigation relating to such subject matter (the "Proceeds"), including that certain litigation entitled Catskill Development, L.L.C., Mohawk Management, L.L.C., and Monticello Raceway Development Company, L.L.C., Plaintiffs. v. Park Place Entertainment Corporation, Defendant. (Civil Action No. 00CIV8660 (CM)(GAY)) (United States District Court Southern District Of New York) (the "Litigation") to a statutory Delaware business trust (the "Trust") on behalf of all persons who shall be the individual beneficiaries of such claims on the date preceding the Closing Date, and each party shall cooperate with each other prior thereto in formation of the Trust and preparation of its Organizational Documents. Empire shall provide an irrevocable line of credit to the Trust in the amount of $2,500,000 and Empire shall distribute its interest in the Trust to the holders of its Common Stock as of the close of business on the fifth business day following the Closing Date. Furthermore, each of Paul deBary and Joseph Bernstein shall be appointed as co-trustees of the Trust and the Trust's Organizational Documents shall provide for Messrs. deBary and Bernstein to receive 1% and 4%, respectively, of the Proceeds as remuneration for their services as trustees.

              Due Authorization of Exchange Shares.
Empire  shall not take any action, or omit to  take  any
action, that would cause the Exchange Shares, when issued, not to
be   duly  authorized,  validly  issued,  fully  paid  and   non-
assessable.

                         Section 351(a).
The parties shall not take any action, or omit to take any action, that would cause the Transaction not to qualify as a transaction described in Section 351(a) of the Code.

                     Officers and Directors.
The Board of Directors of Empire and the Nominating Committee thereof shall nominate for election at the next stockholders' meeting, or action or approval by written consent, with respect to which directors are to be elected, three persons to be selected by each of Watertone Holdings, LP, Americas Tower Partners and Monticello Realty LLC, two of which shall be "independent" within the meaning of the listing rules and any other applicable rules or regulations promulgated by the National Association of Securities Dealers (the "NASD"), through its subsidiary, The Nasdaq Stock Market, Inc. and/or any exchange where the Common Stock is or will be listed, with each such entity being entitled to have one of its nominees nominated as a Class I Director, Class II Director and Class III Director.

                 Executive Employment Agreement.
As soon as practicable after the date hereof, Empire and each of Robert A. Berman and Scott Kaniewski shall amend those certain employment agreements, dated as of February 12, 2002, by and between Empire and each of Messrs. Berman and Kaniewski (collectively, the "Employment Agreements"), respectively, so that (a) the term of each Employment Agreement is terminable at will by either party upon 30 days prior written notice, and (b) the amounts payable thereunder from the date hereof shall be limited to the base salary portion of such Employment Agreements

(e.g.  amounts  that  would  have been  payable  as  provided  in
Schedule 5.3(f), including severance or termination payments, shall not be payable, other than accrued salary). As of the date hereof, $210,650 and $134,933 is due to each of Messrs. Berman and Kaniewski, respectively, as unpaid accrued compensation under the Employment Agreements. Such amendments shall become effective upon, and only upon, the Closing hereunder.

                          Ground Lease.
As  soon as practicable after the date hereof,  Catskill
shall lease approximately 200 acres of land and improvements thereon, located in Monticello, New York (the "Land") for 48 years to Empire, or its designee (as lessee), pursuant to a lease agreement substantially in the form of Exhibit B hereto (the "Lease").


REGISTRATION STATEMENT, STOCKHOLDER VOTE AND BRYANSTON REDEMPTION
                     Registration Statement.

          Empire shall promptly prepare and file with the SEC a registration statement on Form S-4 (together with all amendments thereto, the "S-4 Registration Statement") covering the registration under the Securities Act of all the Exchange Shares, a portion of which S-4 Registration Statement shall also serve as a proxy or information statement with respect to the Empire Consent (as hereinafter defined). Empire shall provide the Transferors with a draft of the S-4 Registration Statement and a draft of each amendment or supplement thereto, in each case at least five days prior to its anticipated filing with the SEC, and Empire shall make any modifications to the description of the Transferors and the Transferred Companies therein that are reasonably requested by the Transferors. Empire shall use commercially reasonable efforts to have the S-4 Registration Statement declared effective under the Securities Act as promptly as practicable after such filing. Empire shall also take any action required to be taken under any applicable state securities laws in connection with the issuance of the Exchange Shares. Empire shall furnish all information concerning Empire and the Transferors shall furnish all information concerning themselves and the Transferred Companies as may be reasonably requested in connection with the S-4 Registration Statement.
          From the date hereof through the Closing, Empire shall, as expeditiously as possible, notify the Transferors of any of the following events: (i) when the S-4 Registration Statement has been filed and when the same becomes effective, (ii) the receipt by Empire of any comments from the SEC or from the blue sky or securities commissioner or regulator of any state with respect thereto or any request by the SEC for amendments or supplements to the S-4 Registration Statement or for additional information (and Empire shall promptly respond to such comments or requests and file any supplements or amendments in response thereto with a copy to the Transferors), (iii) the receipt by Empire of any written notification with respect to the suspension of the qualification of the Exchange Shares for sale in any jurisdiction or the initiation or threat of any proceeding for such purpose, (iv) the issuance by the SEC of any stop order or other suspension of the effectiveness of the S-4 Registration Statement (and Empire shall make every reasonable effort to obtain the withdrawal of any such order at the earliest practicable moment), or (v) the occurrence of any event or the existence of any condition or set of facts of which it has knowledge that requires the making of any change to the S-4 Registration Statement such that the document will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading (and Empire shall prepare and file a curative supplement or amendment).
                     Exchange Shares Listing.
Empire shall cause the Exchange Shares to be listed on each securities exchange or quotation system on which Empire's Common Stock is then listed, including, without limitation, the Nasdaq SmallCap Market and the Boston Stock Exchange.

                        Stockholder Vote.
As soon as practicable after the date on which the S-4 Registration Statement becomes effective, Empire shall seek stockholder approval of the Transaction (the "Empire Consent") by either calling and holding a meeting of its stockholders or seeking the written consent of the holders of a majority of its outstanding Common Stock. Empire shall promptly notify the Transferors (a) if and when a date has been set for an Empire stockholders meeting in connection with the Transaction, (b) of the date on which Empire mails a proxy or information statement to its stockholders in connection with the Transaction and
(c) when the Transaction has been approved by an affirmative vote of Empire's stockholders.

                      Bryanston Redemption.
As  soon as practicable following receipt of the  Empire
Consent, Empire shall take all action necessary to redeem:

          those 2,326,857 and 66,000 shares of Empire Common Stock held by Bryanston and Beatrice Tollman, respectively, in accordance with the terms of the Recapitalization Agreement (the "Common Stock Redemption"); and
          those 1,551,213, 152,817 and 26,667 shares of Series E Preferred Stock held by Bryanston, Stanley Tollman and Monty Hundley, respectively, in accordance with the terms of the Recapitalization Agreement (together with the Common Stock Redemption, the "Redemptions").
Affiliate Agreements.
Upon  the  execution of this Agreement, the  Transferors
shall provide Empire with a list of those persons who, in the Transferors' reasonable judgment, are "affiliates" of the Transferors (the "Affiliates"), within the meaning of Rule 145 promulgated under the Securities Act ("Rule 145"). The Transferors shall provide Empire with any such information or documents as Empire may reasonably request for the purpose of reviewing such list and shall notify Empire in writing regarding any change in the identity of such Affiliates prior to the Closing Time. Moreover, on the Closing Date, the Transferors shall deliver or cause to be delivered to Empire from each of the Affiliates, an executed affiliate agreement, substantially in the form of Exhibit C hereto, by which each Affiliate shall agree to comply with the applicable requirements of Rule 145 (an "Affiliate Agreement"). Empire shall be entitled to place appropriate legends on the certificates evidencing any Empire Common Stock to be received by an Affiliate pursuant to the terms of this Agreement, and to issue appropriate stop transfer instructions to the transfer agent for Empire's Common Stock, consistent with the terms of the Affiliate Agreements; provided, however, that such legends or stop transfer instructions shall be promptly removed after the required restricted period under Rule 145 has expired or in connection with any resale in accordance with the S-4 Registration Statement.

                      CONDITIONS TO CLOSING
           Conditions to the Obligations of Each Party.
The obligations of Empire and the Transferors to consummate the Transaction are subject to the satisfaction or waiver, in whole or in part (where permissible by applicable law), at or prior to the Closing, of each of the following conditions:

          consummation of the Transaction shall not be restrained, enjoined or prohibited by any order, judgment, decree, injunction or ruling of a court of competent jurisdiction or any Governmental Entity;
          there shall be no statute, rule or regulation enacted, promulgated or deemed applicable by any Governmental Entity to the Transaction that prevents its consummation or makes the Transaction illegal;
          this Agreement and the Transaction shall have been approved and adopted by the requisite vote of stockholders of Empire in accordance with the DGCL, Empire's Organizational Documents and any applicable rules or regulations promulgated by the NASD;
          all authorizations, consents, orders or approvals of, or declarations or filings with, or expiration of waiting periods imposed by, any Governmental Entity necessary for consummation of the Transaction shall have been filed, expired or been obtained;
          Olshan Grundman Frome Rosenzweig & Wolosky LLP shall have issued an opinion that neither Empire, the Transferors (including any direct or indirect owner of any of the Transferors) nor the Catskill Members will recognize any income, gain or loss for U.S. federal income tax purposes as a direct result of the Transaction and that Maurice Dabbah will not recognize any gain or loss for U.S. federal income tax purposes upon any subsequent resale of the Exchange Shares, assuming no change in law and that Empire is not a U.S. Real Property Holding Company at the time of such resale;
          Catskill and Empire, or Empire's designee, shall have entered into the Lease;
          Empire shall have provided the U.S. Attorney with ten
     (10) days prior written notice of the Redemptions and shall have subsequently consummated such Redemptions, with such Redemptions only to be effective upon the Closing;
          New York Gaming, LLC shall have distributed all of its percentage membership interest in Catskill to Empire, with such distribution to be effective on the day immediately prior to the Closing Date;
          Catskill shall have redeemed all of the percentage membership interests in itself held by Empire and each of Empire's Subsidiaries in accordance with the Catskill Redemption, with such Catskill Redemption only to be effective upon the Closing Date;
          the Trust shall have been created, with such Trust only to be created upon the Closing Date, and each of the Plaintiffs and the Trust shall have entered into a declaration of trust and a commitment agreement, reasonably satisfactory to each of the parties thereto, pursuant to which each Plaintiff shall have assigned to the Trust such Plaintiff's right to any proceeds from any judgment or settlement with respect to the Litigation;
          an amendment to the bylaws of Empire, substantially in the form of Exhibit D hereto, shall have been approved and adopted by the requisite vote of the Board of Directors of Empire in accordance with the DGCL, Empire's Organizational Documents and any applicable rules or regulations promulgated by the NASD;
          an amendment to the certificate of incorporation of Empire, substantially in the form of Exhibit E hereto, shall have been approved and adopted by the requisite vote of the Board of Directors and stockholders of Empire in accordance with the DGCL, Empire's Organizational Documents and any applicable rules or regulations promulgated by the NASD;
          a shareholder rights agreement, in form and substance mutually reasonably acceptable to the parties hereto, shall have been approved and adopted by the requisite vote of the Board of Directors and stockholders of Empire in accordance with the DGCL, Empire's Organizational Documents and any rules or regulations promulgated by the NASD;
          the S-4 Registration Statement shall have been declared effective under the Securities Act, no stop order suspending the effectiveness of the S-4 Registration Statement shall have been issued, and no proceedings for that purpose shall have been initiated or, to the knowledge of Empire, the Transferors or Catskill Members, threatened by the SEC; and
          Consummation of the Transaction shall be deemed consistent with the prior approval by the Cayuga Nation of New York previously rendered pursuant to Section 7.20 of the Gaming Facility Agreement, by and among the Cayuga Nation of New York, the Cayuga Catskill Gaming Authority and MM, dated as of April 3, 2003.
             Conditions to the Obligations of Empire.
The obligations of Empire to consummate the Transaction are subject to the satisfaction or written waiver by Empire, in whole or in part (where permissible by applicable law), at or prior to the Closing, of the following additional conditions:

          The representations and warranties of Catskill in this Agreement shall be true and correct in all material respects when made, provided that any changes and corrections to the Catskill Financial Statements as a result of an audit subsequent to the date hereof will not result in any inaccuracy of the representation in Section 2.7 and will be deemed accepted and agreed to by Empire unless it objects to such changes and corrections during a fourteen (14) day period after the date on which Catskill provided Empire with such Catskill Financial Statements, and shall be true and correct in all material respects on and as of the Closing Date, in which case the representations and warranties shall not be subject to any qualification as to knowledge, and Empire shall have received a certificate to that effect, solely with respect to the representations and warranties made in this Agreement, dated the Closing Date, and executed by an executive officer of Catskill;
          The representations and warranties of the MRD Members in this Agreement shall be true and correct in all material respects when made and shall be true and correct in all material respects on and as of the Closing Date and Empire shall have received a certificate to that effect, solely with respect to the representations and warranties made by them in this Agreement, dated the Closing Date, and executed by an officer of each of the MRD Members;
          Each of the agreements and covenants of Transferors to be performed under this Agreement at or prior to the Closing shall have been duly performed in all material respects;
          Each of the Affiliates shall have executed and delivered to Empire an Affiliate Agreement, which agreement shall be in full force and effect;
          The Special Committee of Empire's Board of Directors shall have received an opinion from Kane Reece Associates, Inc., which opinion shall have been confirmed by Kane Reece Associates, Inc.(in writing) on the Closing Date, to the effect that the Transaction is fair to Empire and its stockholders from a financial point of view and the Special Committee shall have approved the Transaction;
          The Transferors shall have provided Empire with copies of all of the Transferred Companies' audited financial statements that Empire is required by the SEC to include in the S-4 Registration Statement;
          Empire shall have received an opinion from a law firm or firms reasonably acceptable to the parties hereto substantially in the form of Exhibit F hereto; and
          Since the date of this Agreement, there shall have been no change, occurrence or circumstance in the business, results of operations or financial condition of the Transferred Companies having or reasonably likely to have a material adverse effect on the Transferred Companies, and none of the Transferors shall be aware of any event or condition reasonably likely to occur immediately after the Closing Date which, individually or in the aggregate, would cause or be expected to cause a material adverse change in the business or assets of any Transferred Company.
        Conditions to the Obligations of The Transferors.
The obligations of the Transferors to consummate the Transaction are subject to the satisfaction or written waiver by each Transferor, in whole or in part (where permissible by applicable law), at or prior to the Closing, of the following additional conditions:

          The representations and warranties of Empire in this Agreement shall be true and correct in all material respects when made and shall be true and correct in all material respects on and as of the Closing Date, and the Transferors shall have received a certificate to that effect, solely with respect to the representations and warranties made by Empire in this Agreement the Closing Date, and executed by the Chairman of Empire;
          Each of the agreements and covenants of Empire to be performed under this Agreement at or prior to the Closing shall have been duly performed in all material respects;
          Catskill and the Catskill Members shall have received an opinion from Olshan Grundman Frome Rosenzweig & Wolosky LLP, counsel to Empire, substantially in the form of Exhibit G hereto;
          The Exchange Shares shall have been approved for listing on each securities exchange or quotation system on which Empire's Common Stock is then listed, including, without limitation, the Nasdaq SmallCap Market and the Boston Stock Exchange;
          Each of Robert A. Berman and Scott A. Kaniewski shall have entered into a voting agreement, substantially in the form of Exhibit H hereto, with respect to all of the shares of Empire Common Stock beneficially owned by each of them;
          There is no outstanding civil judgment, order, decree, stipulation or injunction against Stanley Tollman, Beatrice Tollman, Monty Hundley or Bryanston, in favor of the U.S. Attorney that would be reasonably likely to adversely affect the consummation of the Transaction, nor is any such civil action, suit or proceeding pending and the Exchange Shares are free and clear of any claims by the U.S. Attorney;
          Since the date of this Agreement, there shall have been no change, occurrence or circumstance in the business, results of operations or financial condition of Empire having or reasonably likely to have a material adverse effect on Empire, and Empire shall not be aware of any event or condition reasonably likely to occur after the Closing Date which, individually or in the aggregate, would cause or be expected to cause a material adverse change in the business or assets of Empire;
          Catskill and the Catskill Members shall have received a certificate from Empire's transfer agent verifying, in all material respects, the accuracy of the outstanding shares of capital stock of Empire as set forth in Section 4.8(a) hereof, subject to modifications as may be contemplated by
     Section 5.3(b) hereof;
          Catskill shall have received an assignment and assumption agreement, in form and substance reasonably satisfactory to it, as to the assumption by Empire of the Liabilities; and
          The Employment Agreements shall have been amended as provided in Section 5.12 of this Agreement, with such amendments to be effective as of the Closing Date.

   SURVIVAL OF REPRESENTATIONS AND WARRANTIES; INDEMNIFICATION
           Survival of Representations and Warranties.

          Except for Empire's representations and warranties set forth in Section 4.8(a) and (b) hereof, (the "Surviving Empire Representations"), all of Empire's representations and warranties in this Agreement, and in any instrument delivered pursuant to this Agreement, shall terminate at the Closing Time. The Surviving Empire Representations, however, shall terminate on the first anniversary of the Closing Date.
          Except for Catskill's representations and warranties in Sections 2.2, 2.3, 2.4, 2.5 and 2.6 of this Agreement (the "Surviving Catskill Representations"), all of Catskill's representations and warranties in this Agreement, and in any instrument delivered pursuant to this Agreement, shall terminate at the Closing Time. The Surviving Catskill Representations, however, shall terminate on the first anniversary of the Closing Date.
          Except for the MRD Members' representations and warranties in Sections 3.2, 3.3, 3.4 and 3.5 of this Agreement (the "Surviving MRD Representations"), all of the MRD Members' representations and warranties in this Agreement, and in any instrument delivered pursuant to this Agreement, shall terminate at the Closing Time. The Surviving MRD Representations, however, shall terminate on the first anniversary of the Closing Date.
                    Indemnification of Empire.

          Each MRD Member shall, severally but not jointly, indemnify and hold harmless Empire from, against, for and in respect of, and shall pay any and all damages, losses, obligations, liabilities, claims, encumbrances, deficiencies, costs and expenses, including, without limitation, reasonable attorneys fees and other costs and expenses incident to any action, investigation, claim or proceeding (all hereinafter collectively referred to as
     "Losses") suffered, sustained, incurred or required to be paid by Empire by reason of any inaccuracy in or breach of any of the Surviving MRD Representations or the non-performance of any covenant or obligation to be performed by any MRD Member under this Agreement; provided, however, that
     (i) no MRD Member shall be required to indemnify Empire for any Losses that result from a Breach by a different MRD Member unless such MRD Member (referring to the first "MRD Member" mentioned in this proviso) also committed that Breach and (ii) a MRD Member shall not be required to indemnify Empire for any Losses (stemming from a Breach by such MRD Member) that exceed the value of that portion of the Exchange Shares, valued as of the Closing Time, received by such MRD Member pursuant to Section 1.2 of this
     Agreement. As used in this Agreement, the word "Breach" shall refer to any or all of the actions and/or situations described in the first sentence of this Section 8.2.
          Catskill shall indemnify and hold harmless Empire from, against, for and in respect of, and shall pay any and all Losses suffered, sustained, incurred or required to be paid by Empire by reason of any inaccuracy in or breach of any of the Surviving Catskill Representations or the non-performance of any covenant or obligation to be performed by Catskill under this Agreement; provided, however, that Catskill shall not be required to indemnify Empire for any Losses (stemming from a Breach by Catskill) that exceed the value of that portion of the Exchange Shares, valued as of the Closing Time, received by Catskill pursuant to Section
     1.2 of this Agreement.

               Indemnification of the Transferors
     Empire shall indemnify and hold harmless the Transferors from, against, for and in respect of, and shall pay any and all Losses suffered, sustained, incurred or required to be paid by the Transferors by reason of any inaccuracy in or breach of any of the Surviving Empire Representations; provided, however, that Empire shall not be required to indemnify Catskill for any Losses (stemming from a Breach by Empire) that exceed the value of the Exchange Shares, valued as of the Closing Time, received by Catskill pursuant to Section 1.2 of this Agreement.

                    Indemnification Procedure.
For purposes of this Article VIII, the party entitled to indemnification shall be known as the "Injured Party" and the party required to indemnify shall be known as the "Other Party." In the event that the Other Party shall be obligated to the Injured Party pursuant to this Article VIII, or in the event that a suit, action, investigation, claim or proceeding is begun, made or instituted and as a result of which the Other Party may become obligated to the Injured Party hereunder, the Injured Party shall give prompt written notice to the Other Party of the occurrence of such event; provided, however, that the failure to so notify the Other Party shall not relieve the Other Party from any obligation or liability which it may have under this Article VIII, unless such notice is delivered following the expiration of the applicable survival period, except to the extent that the Other Party has been prejudiced in any material respect by such failure and in any event shall not relieve the Other Party from any other obligation or liability which it may have to such Injured Party otherwise than under this Article VIII. The Other Party agrees to defend, contest or otherwise protect against any such suit, action, investigation, claim or proceeding with counsel of its choice at the Other Party's cost and expense and shall have the sole power to control and direct such defense at its cost; provided, however, that such counsel shall be satisfactory to the Injured Party in the exercise of its reasonable judgment. The Injured Party shall have the right, but not the obligation, to participate at its own expense in the defense thereof by counsel of its own choice. The Injured Party shall not settle, admit or in any way materially prejudice a suit, action, investigation, claim or proceeding for which it is indemnified by the Other Party without the written consent of the Other Party. In the event that (i) the Other Party fails to timely defend, contest or otherwise protect against any such suit, action, investigation, claim or proceeding, (ii) the Other Party shall not have employed counsel to represent such Injured Party within a reasonable time after notice of the institution of any such lawsuit, claim or proceeding, (iii) the use of counsel chosen by the Other Party to represent such Injured Party would present such counsel with a conflict of interest or (iv) the defendants in, or targets of, any such lawsuit, claim or proceeding include both an Injured Party and the Other Party and such Injured Party shall have reasonably concluded that there may be legal defenses available to it or to other Injured Parties which are different from, or in addition to, those available to the Other Party, the Injured Party shall have the right to defend, contest or otherwise protect against the same and may make any compromise or settlement thereof and recover the entire cost thereof from the Other Party including, without limitation, reasonable attorneys fees, disbursements and all amounts paid as a result of such suit, action, investigation, claim or proceeding or compromise or settlement thereof, and the Other Party shall not have the right to direct the defense of such action on behalf of the Injured Party. The foregoing indemnification commitments shall apply whether or not the Injured Party is a formal party to any such lawsuit, claim or proceeding.

                           TERMINATION
                           Termination.
This Agreement may be terminated and the Transaction abandoned at any time prior to the Closing:

          by  the  mutual written consent of the Transferors  and
     Empire;
          by either any of the Transferors or Empire if the Transaction shall not have been consummated prior to January 31, 2004; provided, however, that the right to terminate this Agreement under this Section 9.1(b) shall not be available to any party whose failure to fulfill any obligation under this Agreement has been the cause of, or resulted in, the failure of the Transaction to occur on or before such date;
          by any Transferor if such Transferor is not then in material breach of its representations, warranties or obligations under this Agreement and there has been a material breach of any representation, warranty, covenant or agreement contained in this Agreement on the part of Empire or if any representation or warranty of Empire shall have become materially untrue, in either case, such that any of the conditions set forth in Sections 7.3(a) and 7.3(b) would not be satisfied;
          by Empire if it is not in material breach of its representations, warranties or obligations under this Agreement and there has been a material breach of any representation, warranty, covenant or agreement contained in this Agreement on the part of any Transferor or if any representation or warranty of any Transferor shall have become materially untrue, in either case, such that any of the conditions set forth in Sections 7.2(a), 7.2(b) and 7.2(c) would not be satisfied; or
          by any Transferor or Empire if (i) there shall be a final non-appealable order, decree or ruling of a court of competent jurisdiction in effect preventing consummation of the Transaction or (ii) there shall be any statute, rule, regulation or non-appealable order enacted, promulgated or issued or deemed applicable to the Transaction by any Governmental Entity that would make consummation of the Transaction illegal.
                      Effect of Termination.
In the event of any termination of this Agreement in accordance with Sections 9.1(a) or (e) hereof, this Agreement shall immediately become void and there shall be no liability under this Agreement on the part of any party hereto or its respective affiliates, officers, directors, employees or agents by virtue of such termination. In the event of any termination of this Agreement in accordance with Sections 9.1(c) or (d), the parties hereto reserve their rights to take any action permitted by law, including as provided in Section 10.2 hereof.


                          MISCELLANEOUS
                             Notices.
All notices, requests, demands and other communications which are required or may be given under this Agreement shall be in writing and shall be deemed to have been duly given when delivered personally or three days after being sent by registered or certified mail, return receipt requested, postage prepaid:

          If to Empire to:
               Empire Resorts, Inc.
               707 Skokie Boulevard, Suite 600
               Northbrook, Illinois  60062
               Attention: Scott A. Kaniewski
               with a copy (which shall not constitute notice) to:

               Olshan Grundman Frome Rosenzweig & Wolosky LLP
               505 Park Avenue
               New York, New York  10022
               Attention: Robert H. Friedman, Esq.

          If to Catskill:
               Catskill Development, L.L.C.
               Room 17B
               Monticello, New York  12701
               Attention:  Joseph Bernstein

               with a copy (which shall not constitute notice) to:

               Latham & Watkins LLP
               885 Third Avenue
               Suite 1000
               New York, New York  10022
               Attention: James I. Hisiger, Esq.

          if to BKB, LLC to:
               BKB, LLC
               2412 Central Park Avenue
               Evanston, Illinois  60201

               Attention:  Scott A. Kaniewski

          if to Americas Tower Partners to:
               Americas Tower Partners
               77 East 77th Street
               New York, New York  10021

               Attention:  Joseph Bernstein

               with a copy (which shall not constitute notice) to:

               Latham & Watkins LLP
               885 Third Avenue
               Suite 1000
               New York, New York  10022
               Attention: James I. Hisiger, Esq.

or to such other address as any party shall have specified by notice in writing to the other in compliance with this Section
10.1.

                      Specific Performance.
All parties hereto recognize that, because of the nature
of the subject matter of this Agreement, it would be impractical and extremely difficult to determine actual damages in the event of a breach of this Agreement. Accordingly, if any Transferor, on the one hand, or Empire, on the other hand, commits a breach, or threatens to commit a breach, of any of the provisions, as applicable, of this Agreement, each of Empire and/or the Transferors shall have the right to seek and receive a temporary restraining order, injunction or other equitable remedy relating to the prevention or cessation of such breach or threatened breach, including, without limitation, the right to have the provisions of this Agreement specifically enforced by any court having equity jurisdiction, it being mutually acknowledged and agreed that any such breach or threatened breach will cause irreparable injury and that monetary damages will not provide an adequate remedy.

                          Announcements.
None of the parties to this Agreement shall make any public announcements prior to the Closing with respect to this Agreement or the Transaction without the prior written consent of the other parties hereto, except as required by law.

                        Entire Agreement.
This Agreement, including the exhibits and schedules attached hereto, constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and thereof and supersedes all prior agreements, representations and understandings among the parties hereto, whether written or oral.

              Binding Effect, Benefits, Assignments.
This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns; nothing in this Agreement, expressed or implied, is intended to confer on any other person, other than the parties hereto or their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement. This Agreement may not be assigned without the prior written consent of the other parties hereto.

                         Applicable Law.
This Agreement and the legal relations between the parties hereto shall be governed by and construed in accordance with the laws of the State of New York, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

                          Jurisdiction.
The parties hereto agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the Transaction shall be brought in the United States District Court for the Southern District of New York or any New York State court sitting in New York City, so long as one of such courts shall have subject matter jurisdiction over such suit, action or proceeding, and that any cause of action arising out of this Agreement shall be deemed to have arisen from a transaction of business in the State of New York, and each of the parties hereby irrevocably consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 10.1 shall be deemed effective service of process on such party.

                          Severability.
In the event that any provision of this Agreement or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to the other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

                            Headings.
The headings and captions in this Agreement are included for purposes of convenience only and shall not affect the construction or interpretation of any of its provisions.

                      Pronouns and Plurals.
All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, singular or plural as the context may require. All references herein to "he," "him" or "his" or "she," "her" or "hers" shall be for purposes of simplicity and are not intended to be a reference to a particular gender.

                          Counterparts.
This Agreement may be executed simultaneously in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

            Representation By Counsel; Interpretation.
The parties hereto agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

                    [SIGNATURE PAGE FOLLOWS]

      [SIGNATURE PAGE TO SECURITIES CONTRIBUTION AGREEMENT]
     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year hereinabove first set forth.


                              EMPIRE RESORTS, INC.


                              By:________________________________
                         _
                                   Name:
                                   Title:

                                   Address:

[TRANSFEROR SIGNATURE PAGE TO SECURITIES CONTRIBUTION AGREEMENT]
     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year hereinabove first set forth.


                              CATSKILL DEVELOPMENT, L.L.C.


                              By:________________________________
                         _
                                   Name:
                                   Title:

                                   Address:

     [TRANSFEROR AND MRD MEMBER SIGNATURE PAGE TO SECURITIES
                     CONTRIBUTION AGREEMENT]
     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year hereinabove first set forth.


                              AMERICAS TOWER PARTNERS


                              By:________________________________
                         _
                                   Name:
                                   Title:

                                   Address:

     [TRANSFEROR AND MRD MEMBER SIGNATURE PAGE TO SECURITIES
                     CONTRIBUTION AGREEMENT]
     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year hereinabove first set forth.


                              BKB, LLC


                              By:________________________________
                         _
                                   Name:
                                   Title:

                                   Address:

                            EXHIBIT A
                     BRYANSTON SEARCH REPORT


                   TO BE ATTACHED UPON RECEIPT

                                            EXHIBIT 99.1

CONTACT:                      	FOR IMMEDIATE RELEASE
Charles Degliomini
Vice President - Corporate Communications
Empire Resorts, Inc.
(845) 794-4100 ext 470
cdegliomini@empireresorts.com

   EMPIRE RESORTS EXECUTES DEFINITIVE CONSOLIDATION AGREEMENTS MONTICELLO, NEW YORK-July 10, 2003 - Empire Resorts, Inc. (the "Company") (NASDAQ:NYNY) announced today that it has executed the definitive agreements with respect to its previously announced transaction with Catskill Development, LLC, the owners of Monticello Raceway, located 90 miles north of New York City.

Empire's Chairman and Chief Executive Officer, Robert Berman, said that the consolidation will complete the redirection of the Company that management began over a year ago. "Our activities are now focused entirely on the development of legal gaming venues in New York State, including the implementation of up to 1,800 video lottery terminals to be installed by the New York State Lottery at the Raceway and the development of a $500,000,000 Native American Casino in partnership with the Cayuga Nation of New York adjacent to the Raceway's grandstand."

According to Morad Tahbaz, a member of the Empire Board who will serve as President of both Empire and Catskill during the transition, Empire will assume complete control over managing the effort to develop a multi-dimensional gaming resort, including horse racing, video lottery terminals and a Native American owned casino, at the Raceway. An application has been filed with the Bureau of Indian Affairs approve the transfer of approximately thirty acres of land adjacent to the Raceway to the Cayuga Nation of New York (the "Cayuga Nation") for purposes of the casino. The New York Lottery has approved the Raceway as a venue for 1,800 video lottery terminals. With its close proximity to New York City, the Raceway is within convenient driving distance of an estimated 23 million people, one hour closer than any casino in Connecticut or Atlantic City. Tahbaz said that he felt that the consolidation would be in the best interests of all concerned, "We felt that it was appropriate at this juncture to ensure that all the operations were under the control of a single management team and had had the full range of resources available to the public company."

Closing of the transaction is expected by late October 2003 and is subject to various conditions, including receipt of a fairness opinion and approval by the Company's shareholders.

To the extent the content of this press release includes forward-looking statements, they involve risks and uncertainties that are described from time to time in Empire's reports filed with the Securities and Exchange Commission. Completion of the transactions described in this release will require satisfaction of various conditions to closing, including no adverse charge in Empire or the entities being acquired regulatory filings and approvals, approval by a special committee of the Company and receipt of a fairness opinion, as well as tax and other legal opinions. Empire wishes to caution readers not to place undue reliance on such forward-looking statements, which statements are made pursuant to the Private Securities Litigation Reform Act of 1994, and as such, speak only as of the date made.